Long-Term Investment	6 Months Ended
Jun. 30, 2025
Long-Term Investment [Abstract]
LONG-TERM INVESTMENT

5. LONG-TERM INVESTMENT

Long-term investment represents an equity interest in a fund that subscribed Class B participating shares which holds a portfolio of various financial assets. The contractual terms of the shares do not give the group a right to receive contractual cash flows consisting solely of payments of principal and interest on the principal amount outstanding. The investment is subject to a mandatory 10-year lock-up period. This extended restriction demonstrates a lack of intent to sell the investment in the short term. Based on the lock-period and significant unobservable inputs of investment to the fund, the Group make the assessment of the fair value level for the fund is level 3. The fund would regularly value these investments and provide the valuation result of NAV to investors. This valuation process is highly dependent on models and management judgment. The Group made such investment in May 2025.